UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2006

DIME COMMUNITY BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-27782	11-3297463
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

209 Havemeyer Street, Brooklyn, New York 11211
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (718) 782-6200

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

ྑ	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
ྑ	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))
ྑ	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
ྑ	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure.

On May 9, 2006, management of Dime Community Bancshares, Inc. provided a financial presentation to investors.  A copy of the presentation is attached as Exhibit 99.

Item 9.01.      Financial Statements and Exhibits.

          (d)    Exhibits

  Exhibit No.     Description

99                       Financial presentation made to investors on May 9, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIME COMMUNITY BANCSHARES, INC.

/s/ KENNETH J. MAHON
By: ___________________________________________
Kenneth J. Mahon
Executive Vice President and Chief Financial Officer

Dated: May 10, 2006

EXHIBIT INDEX

Exhibit     Description
99                   Financial presentation made to investors on May 9, 2006.